   As filed with the Securities and Exchange Commission on December 2, 1999

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. 1)

       Filed by the registrant [X]
       Filed by a party other than the registrant [_]
       Check the appropriate box:
[_] Preliminary proxy statement
                                    [_] Confidential, For Use of the Com-
                                        mission Only [as permitted by
                                        Rule 14a-6(e)(2))

[_] Definitive proxy statement
[X] Definitive additional materials
[_] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                          MUNIYIELD PENNSYLVANIA FUND
                      MUNIVEST PENNSYLVANIA INSURED FUND
                    MUNIHOLDINGS PENNSYLVANIA INSURED FUND
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

                                 Same as above
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required.
  [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
  (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
  (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
  (5) Total fee paid:

--------------------------------------------------------------------------------
  [_] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
  [_] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrations statement number, or the form or schedule and the date of its filing.

  (1) Amount previously paid:

--------------------------------------------------------------------------------
  (2) Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
  (3) Filing Party:

--------------------------------------------------------------------------------
  (4) Date Filed:

--------------------------------------------------------------------------------

                          MUNIYIELD PENNSYLVANIA FUND
                      MUNIVEST PENNSYLVANIA INSURED FUND
                    MUNIHOLDINGS PENNSYLVANIA INSURED FUND



November 22, 1999





Dear Shareholder:

     Recently, you received a joint proxy statement and prospectus describing a proposed reorganization of the listed funds in which MuniYield Pennsylvania Fund (the "surviving fund") would acquire the assets and assume the liabilities of MuniVest Pennsylvania Insured Fund and MuniHoldings Pennsylvania Insured Fund in exchange for common shares and auction market preferred shares of the surviving fund. At the time the proxy statement and prospectus was mailed, the audited financial statements of the funds with a fiscal year ending September 30, 1999 were not available.

     For that reason and in order to ensure that you have all the information you might need about the proposed reorganization, we have enclosed the Annual Report to Shareholders of MuniHoldings of Pennsylvania Insured Fund which contains that fund's audited financial statements for the year ended September 30, 1999.

     If you have not yet completed and returned your proxy card we urge you to do so now. Your vote is important. If you have any questions regarding the meeting agenda or the execution of your proxy, please call Shareholder Communications Corporation at 1-800-645-4519.

Officers and Trustees
Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Robert A. DiMella, Vice President
Kenneth A. Jocob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:
The Bank of New York
100 Church Street
New York, NY 10286

AMEX Symbol
MPI

This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings Pennsylvania Insured Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Shares by issuing Preferred Shares to provied the Common Shareholders with a potentially higher rate of return. Leverage crates risks for Comon Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term divident rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings Pennsylvania
Insured Fund
Box 9011
Princeton, NJ
08543-9011                                                          #PAINS--9/99


[LOGO OF RECYCLE]  Printed on post-consumer recycled paper

                                                                    MuniHoldings
                                                                    Pennsylvania
                                                                    Insured Fund


                  STRATEGIC
                            Performance



Annual Report

September 30, 1999

--------------------------------------------------------------------------------
                    MuniHoldings Pennsylvania Insured Fund
--------------------------------------------------------------------------------

The Benefits and Risks of Leveraging

MuniHoldings Pennsylvania Insured Fund has the ability to leverage to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Shares capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, their price as listed on the American Stock Exchange) may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                      MuniHoldings Pennsylvania Insured Fund, September 30, 1999

--------------------------------------------------------------------------------
DEAR SHAREHOLDER
--------------------------------------------------------------------------------

Since inception (February 26, 1999) through September 30, 1999, the Common Shares of MuniHoldings Pennsylvania Insured Fund earned $0.460 per share income dividends, which included earned and unpaid dividends of $0.065. This represents a net annualized yield of 5.96%, based on a month-end net asset value of $12.98 per share. During the same period, the total investment return on the Fund's Common Shares was -10.91%, based on a change in per share net asset value from $15.00 to $12.98, and assuming reinvestment of $0.395 per share income dividends.

For the six-month period ended September 30, 1999, the Fund's Auction Market Preferred Shares had an average yield of 3.30%.

The Municipal Market Environment The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the six-month period ended September 30, 1999. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June and again in late August. US Treasury bond yields reacted by climbing above 6.25% by mid-August before improving somewhat to 6.05% by September 30, 1999. During the period, yields on 30-year US Treasury bonds increased over 40 basis points (0.40%).

Long-term tax-exempt bond yields also rose during the six months ended September 30, 1999. Until early May, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose over 65 basis points to 5.96% by September 30, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. During the last six months, more than $113 billion in long-term municipal bonds was issued, a decline of over 20% compared to the same period a year ago. During the past three months, $55 billion in municipal bonds was underwritten, representing a decline of nearly 15% compared to the corresponding period in 1998. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated considerable retail investor interest, which has helped absorb the recent diminished supply.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In addition, the demand from property/casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.

The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical to taxable US Treasury securities. At September 30, 1999, long-term uninsured municipal revenue bond yields were almost 99% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Year 2000 (Y2K) problems that may develop. However, this increased issuance has also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US Government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term municipal bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board. Y2K considerations may prohibit a series of Federal Reserve Board moves at the end of the year and the beginning of 2000. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year may negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

In Conclusion
On September 23, 1999, MuniHoldings Pennsylvania Insured Fund's Board of Trustees approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby MuniYield Pennsylvania Fund would acquire substantially all of the assets and liabilities of the Fund and MuniVest Pennsylvania Insured Fund in exchange for newly issued shares of MuniYield Pennsylvania Fund. These Funds are registered, non-diversified, closed-end management investment companies. All three entities have similar investment objectives and are managed by Fund Asset Management, L.P.

We appreciate your investment in MuniHoldings Pennsylvania Insured Fund.


Sincerely,


/s/ TERRY K. GLENN

Terry K. Glenn
President and Director


/s/ VINCENT R. GIORDANO

Vincent R. Giordano
Senior Vice President


/s/ WILLIAM R. BOCK

William R. Bock
Vice President and Portfolio Manager


October 26, 1999



--------------------------------------------------------------------------------
MANAGED DIVIDEND POLICY
--------------------------------------------------------------------------------

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of the Fund's Common Shares, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

                      MuniHoldings Pennsylvania Insured Fund, September 30, 1999

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                           (in Thousands)
--------------------------------------------------------------------------------

                       S&P           Moody's         Face                                                                 Value
STATE                 Ratings        Ratings        Amount    Issue                                                     (Note 1a)

Pennsylvania --       NR*            VMIG1+         $1,355    Allegheny County, Pennsylvania, Hospital Development
96.6%                                                         Authority Revenue Bonds (Presbyterian University
                                                              Hospital), ACES, Series B-3, 3.85% due 3/01/2018 (f)         $1,355
                      -----------------------------------------------------------------------------------------------------------
                      AAA            Aaa            1,000     Bucks County, Pennsylvania, IDA, Revenue Refunding Bonds
                                                              (Grand View Hospital), Series A, 5.25% due 7/01/2021 (a)        915
                      -----------------------------------------------------------------------------------------------------------
                      NR*            Aaa            1,000     Bucks County, Pennsylvania, Water and Sewer Authority,
                                                              Revenue Refunding Bonds (Neshaminy Interceptor Sewer
                                                              System), 5.60% due 6/01/2024 (a)                                973
                      -----------------------------------------------------------------------------------------------------------
                      AAA            NR*            1,295     Deer Lakes School District, Pennsylvania, GO, Series A,
                                                              5.25% due 1/15/2017 (c)                                       1,227
                      -----------------------------------------------------------------------------------------------------------
                      AAA            NR*            1,200     Erie, Pennsylvania, Parking Authority, Parking Facilities
                                                              Revenue Refunding Bonds, Series B, 5.125% due 9/01/2020 (d)   1,096
                      -----------------------------------------------------------------------------------------------------------
                      A1+            VMIG1+         1,300     Geisinger Authority, Pennsylvania, Health System Revenue
                                                              Refunding Bonds (Penn State -- Geisinger Health), VRDN,
                                                              Series B, 3.90% due 8/15/2028 (f)                             1,300
                      -----------------------------------------------------------------------------------------------------------
                      AAA            Aaa            1,000     Lehigh County, Pennsylvania, General Purpose Authority,
                                                              Revenue Refunding Bonds (St. Francis de Sales College),
                                                              Series A, 5% due 12/15/2020 (a)                                 896
                      -----------------------------------------------------------------------------------------------------------
                      AAA            Aaa            2,000     Lower Providence Township, Pennsylvania, Sewer Authority,
                                                              Sewer Revenue Refunding Bonds, 5.25% due 5/01/2022 (d)        1,860
                      -----------------------------------------------------------------------------------------------------------
                      NR*            Aaa            1,195     North Allegheny, Pennsylvania, School District, GO,
                                                              Series D, 5.45% due 5/01/2018 (b)                             1,157
                      -----------------------------------------------------------------------------------------------------------
                      AA+            Aa2            4,000     Pennsylvania HFA, Revenue Bonds, RIB, AMT, 8.668% due
                                                              4/01/2025 (e)                                                 4,115
                      -----------------------------------------------------------------------------------------------------------
                      AA+            Aa2            1,000     Pennsylvania HFA, S/F Mortgage Revenue Refunding Bonds,
                                                              AMT, Series 67A, 5.90% due 10/01/2030                           975
                      -----------------------------------------------------------------------------------------------------------
                                                              Pennsylvania Intergovernmental Co-Op Authority, Special Tax
                                                              Revenue Refunding Bonds (Philadelphia Funding Program) (b):
                      AAA            Aaa            2,000     5.25% due 6/15/2015                                           1,919
                      AAA            Aaa            1,400     5% due 6/15/2021                                              1,252
                      -----------------------------------------------------------------------------------------------------------
                      AAA            Aaa            2,500     Pennsylvania State Higher Educational Facilities Authority
                                                              Revenue Bonds (UPMC Health System), Series A, 5% due
                                                              8/01/2029 (c)                                                 2,155
                      -----------------------------------------------------------------------------------------------------------
                      AAA            Aaa            1,000     Pennsylvania State Higher Educational Facilities Authority,
                                                              Revenue Refunding Bonds (Temple University), First Series,
                                                              5.25% due 4/01/2017 (d)                                         943
                      -----------------------------------------------------------------------------------------------------------
                      AAA            NR*            1,300     Pennsylvania State Public School Building Authority, School
                                                              Revenue Refunding Bonds (Pittston Area School District),
                                                              Series P, 5% due 7/15/2021 (c)                                1,162
                      -----------------------------------------------------------------------------------------------------------
                      AAA            Aaa            4,000     Pennsylvania State Turnpike Commission, Oil Franchise Tax
                                                              Revenue Refunding Bonds, Senior Series A, 5% due
                                                              12/01/2023 (a)                                                3,544
                      -----------------------------------------------------------------------------------------------------------
                      AAA            Aaa            5,300     Philadelphia, Pennsylvania, Authority for Industrial
                                                              Development, Airport Revenue Bonds (Philadelphia Airport
                                                              System Project), AMT, Series A, 5.125% due 7/01/2028 (b)      4,635
                      -----------------------------------------------------------------------------------------------------------
                      AAA            Aaa            2,500     Philadelphia, Pennsylvania, GO, 5% due 3/15/2028 (c)          2,185
                      -----------------------------------------------------------------------------------------------------------
                      AAA            Aaa            2,000     Philadelphia, Pennsylvania, Gas Works Revenue Bonds,
                                                              First Series B, 5% due 7/01/2028 (c)                          1,740
                      -----------------------------------------------------------------------------------------------------------
                      AAA            Aaa            2,000     Philadelphia, Pennsylvania, Parking Authority, Airport
                                                              Parking Revenue Bonds, 5.25% due 9/01/2022 (c)                1,859
                      -----------------------------------------------------------------------------------------------------------
                      AAA            Aaa            5,500     Philadelphia, Pennsylvania, School District, GO, Series
                                                              B, 5.375% due 4/01/2027 (a)                                   5,166
                      -----------------------------------------------------------------------------------------------------------
                      AAA            Aaa            2,000     Pittsburgh, Pennsylvania, Water and Sewer Authority, Water
                                                              and Sewer System Revenue Refunding Bonds, First Lien,
                                                              Series A, 5% due 9/01/2018 (b)                                1,815
                                                                                                                                  4

                      -----------------------------------------------------------------------------------------------------------
                                                              Schuylkill County, Pennsylvania, IDA, Resource Recovery             5
                                                              Revenue Refunding Bonds (Northeastern Power Company),
                                                              VRDN (f):
                      A1+            NR*              800     AMT, Series B, 4.05% due 12/01/2022                             800
                      A1+            NR*              100     Series A, 3.95% due 12/01/2022                                  100
                      -----------------------------------------------------------------------------------------------------------
                      AAA            Aaa            2,000     Southeastern Pennsylvania Transportation Authority,
                                                              Pennsylvania, Special Revenue Bonds, Series A, 5.25% due
                                                              3/01/2017 (b)                                                 1,895

Puerto Rico --        A1+            VMIG1+         1,000     Puerto Rico Commonwealth Highway and Transportation
2.1%                                                          Authority, Transportation Revenue Refunding Bonds, VRDN,
                                                              Series A, 3.45% due 7/01/2028 (a)(f)                          1,000

                      Total Investments (Cost -- $51,053) -- 98.7%                                                         48,039
                      Other Assets Less Liabilities -- 1.3%                                                                   643
                                                                                                                          -------
                      Net Assets -- 100.0%                                                                                $48,682
                                                                                                                          =======

(a) AMBAC Insured.                   (e) The interest rate is subject to change
(b) FGIC Insured.                        periodically and inversely based upon
(c) FSA Insured.                         prevailing market rates. The interest
(d) MBIA Insured.                        rate shown is the rate in effect at
                                         September 30, 1999.

                                     (f) The interest rate is subject to change
                                         periodically based upon prevailing
                                         market rates. The interest rate shown
                                         is the rate in effect at September
                                         30, 1999.

                                       * Not Rated.

                                       + Highest short-term rating by Moody's
                                         Investors Service, Inc.
See Notes to Financial Statements.     Ratings of issues shown have not been
                                       audited by Deloitte & Touche LLP.

Portfolio         To simplify the listings of MuniHoldings Pennsylvania     ACES/SM/  Adjustable Convertible Extendable Securities
Abbreviations     Insured Fund's portfolio holdings in the Schedule of      AMT       Alternative Minimum Tax (subject to)
                  Investments, we have abbreviated the names of many of     GO        General Obligation Bonds
                  the securities according to the list at right.            HFA       Housing Finance Agency
                                                                            IDA       Industrial Development Authority
                                                                            RIB       Residual Interest Bonds
                                                                            S/F       Single-Family
                                                                            VRDN      Variable Rate Demand Notes


QUALITY PROFILE

              The quality ratings of securities in the Fund as of September 30, 1999 were as follows:

              ----------------------------------------------------------------
                                                                    Percent of
              S&P Rating/Moody's Rating                             Net Assets
              ----------------------------------------------------------------
              AAA/Aaa                                                  78.9%
              ----------------------------------------------------------------
              AA/Aa                                                    10.4
              ----------------------------------------------------------------
              Other+                                                    9.4
              ----------------------------------------------------------------
              + Temporary investments in short-term municipal securities.

                      MuniHoldings Pennsylvania Insured Fund, September 30, 1999

--------------------------------------------------------------------------------
STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
--------------------------------------------------------------------------------

                         As of September 30, 1999
===================================================================================================================================
Assets:                  Investments, at value (identified cost -- $51,053,132) (Note 1a) ..                           $ 48,039,483
                         Cash ..............................................................                                 66,576
                                                                                                                       ------------
                         Receivables:
                           Interest ........................................................        $    766,745
                           Investment adviser (Note 2) .....................................                 166            766,911
                                                                                                    ------------
                         Prepaid expenses ..................................................                                  3,783
                                                                                                                       ------------
                         Total assets ......................................................                             48,876,753
                                                                                                                       ------------
===================================================================================================================================
Liabilities:             Payables:
                           Offering costs (Note 1e) ........................................              93,426
                           Dividends to shareholders (Note 1f) .............................              63,623            157,049
                                                                                                    ------------
                         Accrued expenses and other liabilities ............................                                 37,801
                                                                                                                       ------------
                         Total liabilities .................................................                                194,850
                                                                                                                       ------------
===================================================================================================================================
Net Assets:              Net assets ........................................................                           $ 48,681,903
                                                                                                                       ============
===================================================================================================================================
Capital:                 Capital Shares (unlimited number of shares of beneficial interest authorized)(Note 4):
                           Preferred Shares, par value $.10 per share (820 shares of AMPS*
                           issued and outstanding at $25,000 per share liquidation
                           preference) .....................................................                           $ 20,500,000
                           Common Shares, par value $.10 per share (2,170,570 shares issued
                           and outstanding) ................................................        $    217,057
                         Paid-in capital in excess of par ..................................          31,931,267
                         Undistributed investment income -- net ............................             133,624
                         Accumulated realized capital losses on investments -- net (Note 5)           (1,086,396)
                         Unrealized depreciation on investments -- net .....................          (3,013,649)
                                                                                                    ------------
                         Total -- Equivalent to $12.98 net asset value per Common Share
                         (market price -- $12.00) ..........................................                             28,181,903
                                                                                                                       ------------
                         Total capital .....................................................                           $ 48,681,903
                                                                                                                       ============
===================================================================================================================================

                         * Auction Market Preferred Shares.
                           See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                         For the Period February 26, 1999+ to September 30, 1999
===================================================================================================================================
Investment               Interest and amortization of premium and discount earned...........                           $  1,494,453
Income (Note 1d):
===================================================================================================================================
Expenses:                Investment advisory fees (Note 2)..................................        $    157,619
                         Commission fees (Note 4)...........................................              26,986
                         Professional fees..................................................              21,777
                         Trustees' fees and expenses .......................................              20,855
                         Accounting services (Note 2).......................................              18,101
                         Transfer agent fees................................................              15,356
                         Printing and shareholder reports...................................               7,101
                         Listing fees.......................................................               4,247
                         Pricing fees.......................................................               2,348
                         Custodian fees.....................................................               2,348
                         Other..............................................................               5,431
                                                                                                    ------------
                         Total expenses before reimbursement................................             282,169
                         Reimbursement of expenses (Note 2).................................            (146,782)
                                                                                                    ------------
                         Total expenses after reimbursement.................................                                135,387
                                                                                                                       ------------
                         Investment income -- net...........................................                              1,359,066
                                                                                                                       ------------
===================================================================================================================================
Realized &               Realized loss on investments -- net................................                             (1,086,396)
Unrealized Loss on       Unrealized depreciation on investments -- net......................                             (3,013,649)
Investments -- Net                                                                                                     ------------
(Notes 1b, 1d & 3):      Net Decrease in Net Assets Resulting from Operations...............                           $ (2,740,979)
                                                                                                                       ============
===================================================================================================================================

                         + Commencement of operations.
                           See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                                     For the Period
                                                                                                              February 26, 1999+ to
                         Increase (Decrease) in Net Assets:                                                      September 30, 1999
===================================================================================================================================
Operations:              Investment income -- net............................................................          $  1,359,066
                         Realized loss on investments -- net.................................................            (1,086,396)
                         Unrealized depreciation on investments -- net.......................................            (3,013,649)
                                                                                                                       ------------
                         Net decrease in net assets resulting from operations................................            (2,740,979)
                                                                                                                       ------------
===================================================================================================================================
Dividends to             Investment income -- net:
Shareholders               Common Shares.....................................................................              (855,511)
(Note 1f):                 Preferred Shares..................................................................              (369,931)
                                                                                                                       ------------
                         Net decrease in net assets resulting from dividends to shareholders                              1,225,442)
                                                                                                                       ------------
===================================================================================================================================
Beneficial Interest      Proceeds from issuance of Common Shares.............................................            32,248,500
Transactions             Proceeds from issuance of Preferred Shares..........................................            20,500,000
(Notes 1e & 4):          Value of shares issued to Common Shareholders in reinvestment of dividends..........               195,897
                         Offering costs resulting from the issuance of Common Shares.........................              (126,632)
                         Offering and underwriting costs resulting from the issuance of
                         Preferred Shares....................................................................              (269,446)
                                                                                                                       ------------
                         Net increase in net assets derived from beneficial interest transactions.............            52,548,319
                                                                                                                       ------------
===================================================================================================================================
Net Assets:              Total increase in net assets........................................................            48,581,898
                         Beginning of period.................................................................               100,005
                                                                                                                       ------------
                         End of period*......................................................................          $ 48,681,903
                                                                                                                       ------------
===================================================================================================================================
                         * Undistributed investment income -- net............................................          $    133,624
                                                                                                                       ============
===================================================================================================================================

                         + Commencement of operations.
                           See Notes to Financial Statements.

                      MuniHoldings Pennsylvania Insured Fund, September 30, 1999

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                         The following per share data and ratios have been derived
                         from information provided in the financial statements                                     For the Period
                                                                                                            February 26, 1999+ to
                         Increase (Decrease) in Net Asset Value:                                               September 30, 1999
===================================================================================================================================
Per Share                Net asset value, beginning of period...............................                        $      15.00
Operating                                                                                                           -------------
Performance:             Investment income -- net...........................................                                 .63
                         Realized and unrealized loss on investments -- net.................                               (1.88)
                                                                                                                    -------------
                         Total from investment operations...................................                               (1.25)
                                                                                                                    -------------
                         Less dividends to Common Shareholders from investment income -- net                                (.40)
                                                                                                                    -------------
                         Capital charge resulting from issuance of Common Shares............                                (.07)
                                                                                                                    -------------
                         Effect of Preferred Share activity:++
                           Dividends to Preferred Shareholders:
                             Investment income -- net.......................................                                (.17)
                           Capital charge resulting from issuance of Preferred Shares.......                                (.13)
                                                                                                                    -------------
                         Total effect of Preferred Share activity...........................                                (.30)
                                                                                                                    -------------
                         Net asset value, end of period.....................................                        $      12.98
                                                                                                                    =============
                         Market price per share, end of period..............................                        $      12.00
                                                                                                                    =============
===================================================================================================================================
Total Investment         Based on market price per share....................................                              (17.63%)++
Return:**                                                                                                           =============
                         Based on net asset value per share.................................                              (10.91%)++
                                                                                                                    =============
===================================================================================================================================
Ratios Based on          Total expenses, net of reimbursement***............................                                 .77%*
Average Net Assets of                                                                                               =============
Common Shares:           Total expenses***..................................................                                1.61%*
                                                                                                                    =============
                         Total investment income -- net***..................................                                7.75%*
                                                                                                                    =============
                         Amount of dividends to Preferred Shareholders......................                                2.11%*
                                                                                                                    =============
                         Investment income -- net, to Common Shareholders...................                                5.64%*
                                                                                                                    =============
===================================================================================================================================
Ratios Based on          Total expenses, net of reimbursement...............................                                 .47%*
Total Average Net                                                                                                   =============
Assets:+++***            Total expenses.....................................................                                 .98%*
                                                                                                                    =============
                         Total investment income -- net.....................................                                4.74%*
                                                                                                                    =============
===================================================================================================================================
Ratios Based on          Dividends to Preferred Shareholders................................                                3.33%*
Average Net Assets of                                                                                               =============
Preferred Shares:
===================================================================================================================================
Supplemental             Net assets, net of Preferred Shares, end of period (in thousands)..                        $     28,182
Data:                                                                                                               =============
                         Preferred Shares outstanding, end of period (in thousands).........                        $     20,500
                                                                                                                    =============
                         Portfolio turnover.................................................                               55.37%
                                                                                                                    =============
===================================================================================================================================
Leverage:                Asset coverage per $1,000..........................................                        $      2,375
                                                                                                                    =============
===================================================================================================================================
Dividends Per Share on   Investment income -- net...........................................                        $        451
Preferred Shares                                                                                                    =============
Outstanding:
===================================================================================================================================

                          *  Annualized.
                         ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                         *** Do not reflect the effect of dividends to Preferred
                             Shareholders.
                           + Commencement of operations.
                          ++ The Fund's Preferred Shares were issued on
                             March 17, 1999.
                         +++ Includes Common and Preferred Share average net
                             assets.
                          ++ Aggregate total investment return.

                             See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Significant Accounting Policies:

MuniHoldings Pennsylvania Insured Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. Prior to commencement of operations on February 26, 1999, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Shares on January 13, 1999 to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the American Stock Exchange under the symbol MPI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

 . Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

 . Options -- The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated

                      MuniHoldings Pennsylvania Insured Fund, September 30, 1999
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (concluded)
--------------------------------------------------------------------------------

investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses -- Direct expenses relating to the public offering of the Fund's Common and Preferred Shares were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares. For the period February 26, 1999 to September 30, 1999, FAM earned fees of $157,619, of which $131,498 was voluntarily waived. In addition, FAM also reimbursed the Fund $15,284 in additional expenses.

During the period February 26, 1999 to September 30, 1999, Merrill, Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $153,750 in connection with the issuance of the Fund's Preferred Shares.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period February 26, 1999 to September 30, 1999 were $70,185,586 and $22,597,069, respectively.

Net realized losses for the period February 26, 1999 to September 30, 1999 and net unrealized losses as of September 30, 1999 were as follows:


--------------------------------------------------------------------------------
                                       Realized                  Unrealized
                                        Losses                     Losses
--------------------------------------------------------------------------------
Long-term Investments.............  $(1,062,377                 $(3,013,649)
Financial futures contracts.......      (24,019)                         --
                                    -----------                 -----------
Total.............................  $(1,086,396)                $(3,013,649)
                                    ===========                 ===========
--------------------------------------------------------------------------------


As of September 30, 1999, net unrealized depreciation for Federal income tax purposes aggregated $3,067,276, all of which related to depreciated securities. The aggregate cost of investments at September 30, 1999 for Federal income tax purposes was $51,106,759.

4. Beneficial Interest Transactions:

The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of capital without approval of holders of Common Shares.

Common Shares

Shares issued and outstanding during the period February 26, 1999 to September 30, 1999 increased by 2,149,900 from shares sold and by 14,003 as a result of dividend reinvestment.

Preferred Shares

Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at September 30, 1999 was 4.10%.

In connection with the offering of AMPS, the Board of Trustees reclassified 820 shares of unissued beneficial interest as AMPS. Shares issued and outstanding during the period February 26, 1999 to September 30, 1999 increased by 820 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the period February 26, 1999 to September 30, 1999, MLPF&S, an affiliate of FAM, earned $22,281 as commissions.

5. Capital Loss Carryforward:

At September 30, 1999, the Fund had a net capital loss carryforward of approximately $1,033,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

6. Reorganization Plan:

On September 23, 1999, the Fund's Board of Trustees approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby MuniYield Pennsylvania Fund would acquire substantially all of the assets and liabilities of the Fund and MuniVest Pennsylvania Insured Fund in exchange for newly issued shares of MuniYield Pennsylvania Fund. These Funds are registered, non-diversified, closed-end management investment companies. All three entities have similar investment objectives and are managed by FAM.

7. Subsequent Event:

On October 6, 1999, the Fund's Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.064743 per share, payable on October 28, 1999 to shareholders of record as of October 22, 1999.


--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders of
MuniHoldings Pennsylvania Insured Fund:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniHoldings Pennsylvania Insured Fund as of September 30, 1999, the related statements of operations and changes in net assets, and the financial highlights for the period February 26, 1999 (commencement of operations) to September 30, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniHoldings Pennsylvania Insured Fund as of September 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the period February 26, 1999 (commencement of operations) to September 30, 1999 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
November 12, 1999



--------------------------------------------------------------------------------
IMPORTANT TAX INFORMATION (unaudited)
--------------------------------------------------------------------------------


All of the net investment income distributions paid by Muni-Holdings Pennsylvania Insured Fund during its taxable year ended September 30, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.